EXHIBIT 10.23

COPELCO   Master Lease No 0670800
CAPITAL
- -
                             MASTER LEASE: AGREEMENT
                          LESSOR: COPELCO CAPITAL, INC.

                        LESSEE: POWER SENSORS Corporation

                          TERMS AND CONDITIONS OF LEASE

LEASE OF EQUIPMENT. See Amendment Attached Hereto And Forming A Part Hereof.

Lessor  hereby  leases to  Lessee,  and Lessee  hereby  leases  from  Lessor the
equipment   described  in  one  or  more  equipment  schedules  (the  "Equipment
Schedule") substantially in the form of Exhibit A attached hereto, that may hereafter be executed by Lessor and Less" (the equipment, together with all replacement parts, repairs, additions, substitutions and accessories shall be referred to as the "Equipment" on the tams and conditions contained in this Lease ("Lease") and in any Equipment Schedule. This Lease and each of the terms, covenants, conditions, provisions and agreements herein contained will be incorporated into each Equipment Schedule in full to the same extent as if each of the terms, covenants, conditions, provisions and agreements had been repeated and set forth in full therein, and this Master Lease Agreement shall control and be effective as to all such Schedules except to the extent that the Master Lease Agreement may be inconsistent with the tams and provisions of such Equipment Schedule, which ever the terms and provisions of such Equipment Schedule shall prevail. Each equipment Schedule shall constitute a separate lease and a distinct and independent obligation of the Lessee. The parties intend this Lease to be a "Finance Lease" under Article 2A of the Uniform Commercial Code.

II ORDER AND DELIVERY OF EQUIPMENT; LESSOR'S RIGHT TO TERMINATE.

Lessee hereby requests Lessor to order the Equipment from the Vendor named on the Equipment Schedule and to arrange for delivery of the Equipment to Lessee at Lessee's expense, and to lease the Equipment to Lessee. If the Equipment is not delivered to and accepted by Lessee in form satisfactory to Lessor, within ninety (90) days from the date Lessor orders the Equipment, Lessor may laminate the applicable Equipment Schedule and its obligations thereunder. Lessee waives any requirement of Lessor to furnish Lessee a copy of Lessor's purchase order for the Equipment.

III.  ACCEPTANCE.

Lessee shall, as Lessor's agent, immediately inspect the Equipment after it is delivered and installed. Lessee agrees that on the date the Equipment is available for first use (the "Acceptance Date"), it shall execute and deliver to Lessor a Delivery and Acceptance Certificate substantially in the force of Exhibit B attached. Notwithstanding the foregoing, unless Lessee shall notify Lessor in writing otherwise within five (5) days after the Acceptance Date, Lessee shall be deemed to have irrevocably accepted the Equipment. This Lease and all Equipment Schedules are noncancelable and Lessee agrees to pay the total rent for the term, which shall be the total amount of all rental payments stated in any Equipment Schedule (the "Rent". or "Rental Payment"), plus any other sums provided for herein.

IV. TERM AND RENT.

(A) The initial term ("Initial Term") of any Equipment Schedule to which this Lease relates shall commence on the Acceptance Date and shall be of such duration as is prescribed in such Equipment Schedule plus the Interim Term (as hereinafter defined). Advance Rent and any Security Deposit as provided in any Equipment Schedule shall be payable upon the execution of the applicable
Equipment Schedule and shall not be refundable if the Initial Term for any reason does not commence or if this Lease or the applicable Equipment Schedule is duly terminated by Lessor. Rental Payments shall commence (the "Commencement Date") on the first day of the month following the Acceptance Date unless the Acceptance Date is the first day of the applicable paid, in which case the Commencement Date shall be the first day of the applicable period. Interim Rent shall be payable upon demand for the period between the Acceptance Date and the first day of the month following the Acceptance Date ("Interim Term") at a daily rate equal to the periodic rental provided in any Equipment Schedule divided by the number of days in the period. Subsequent rental payments shall be due periodically in advance on the first day of each successive period thereafter until all Rent and other sums chargeable to Lessee hereunder are paid in full Lessee's obligation to pay Rent and Lessee's other monetary obligations hereunder are absolute and unconditional and are not subject to any abatement, set-off, defense or counterclaim for any reason whatsoever. Any Security Deposit shall secure all obligations of Lessee hereunder and may be applied at Lessors discretion to any past due obligation of Lessee and to the extent not applied shall be returned to Lessor, without interest, at the expiration of the applicable Equipment Schedule. All payments of Rent Schedule be made to Lessor at the address Lessor - shall designate in writing. ~ - ~

(B)Whenever any payment is not made by Lessee within five (5) days of when due hereunder, Lessee agrees to pay to Lessor, as additional rent, interest on all monies due Lessor from and after the date same is due at the rate of one and one quarter (1-1/4%) percent per month until paid but as to each of the foregoing in no event more than the maximum rate permitted by law.

(C) As used herein, "Actual Cost" means the cost to Lessor of purchasing and delivering the Equipment to Lessee, including taxes, transportation and other charges. The amount of each Actual Payment and the Security Deposit set forth in the Equipment Schedule are based on the total cost set forth in Lessor's purchase order for the Equipment (-Estimated Cost ), which is an estimate, and shall be adjusted proportionately if the actual cost of the Equipment is greater than said estimate. Lessee hereby authorizes Lessor to adjust the amounts set forth in the Equipment Payment Schedule which Actual Cost is known and to add to the amount of each Rental Payment any sales, use or leasing tax that may be imposed on or measured by the ~ Rental Payments. Lessor will inform Lessee of the adjustments necessary to reflect Actual Cost. If the Actual Cost of the Equipment on July shipment Schedule exceeds the Estimated Cost by more than ten (10%) percent thereof (exclusive of taxes), Lessor shall, if it desires to add to the Estimated Cost an amount in excess of 10% of Estimated Cost, so notify Lessee in writing. In such instance, within fifteen (15) days thereafter, Lessee at its option may terminate the relevant Equipment Schedule by giving notice to Lessor of its intention to do so, effective the day of such notice, subject however to the provisions of Section IV(A) hereof

V. NO WARRANTIES BY LESSOR, DISCLAIMER OF IMPLIED WARRANTIES AND WAIVER OF DEFENSES.

LESSOR IS NOT THE MANUFACTURER OR SUPPLIER OF OR A DEALER IN THE EQUIPMENT, AND MAKES NO WARRANTY Y. EXPRESSED OR IMPLIED, TO ANYONE, ELSE TO THE SUITABILITY, DURABILITY, DESIGN, CONDITION, CAPACITY. PERFORMANCE OR ANY OTHER ASPECT OF THE EQUIPMENT OR ITS MATERIAL OR WORKMANSHIP INCLUDING THE WARRANTY OF MERCHANTABILITY AND FITNESS FOR USE OR PURPOSE. AS TO LESSOR AND ITS ASSIGNS, LESSEE LEASES THE EQUIPMENT "AS IS " LESSEE REPRESENTS THAT IT HAS SELECTED THE EQUIPMENT AND THE SUPPLIER AND ACKNOWLEDGES THAT LESSOR HAS NOT RECOMMENDED THE SUPPLIER LESSOR LEAVE NO OBLIGATION TO INSTALL, MAINTAIN, ERECT, TEST, ADJUST, OR SERVICE THE EQUIPMENT, ALL OF WHICH LESSEE SHALL PERFORM, OR CA-USE THE SAME TO BE PERFORMED BY QUALIFIED THIRD PARTIES LESSOR AND) LESSOR'S ASSIGNEE S~ NOT BE LIABLE TO LESSEE OR OTHERS FOR ANY LOSS,-DAMAGE OR EXPENSE OF ANY KIND OR FAILURE CAUSED DIRECTLY OR INDIRECTLY BY ANY EQUIPMENT HOWEVER ARISING, OR THE USE OR MAINTENANCE THEREOF OR THE FAILURE OF OPERATION THEREOF, OR THE REPAIRS, SERVICE OR ADJUSTMENT THERETO. NO REPRESENTATION OR WARRANTY AS TO 10: EQUIPMENT OR ANY OTHER MATTER BY THE SUPPLIER OR OTHERS SHALL BE BINDING ON LESSOR NOR SHALL THE BREACH OF SUCH RELIEVE LESSEE OF, OR IN ANY WAY AFFECT, ANY OF LESSEE'S OBLIGATIONS TO LESSOR HEREIN. IF THE EQUIPMENT 1S UNSATISFACTORY FOR ANY REASON, LESSEE SHALL MAKE CLAIM ON ACCOUNT THEREOF SOLELY AGAINST SUPPLIER, AND ANY OF SUPPLIER'S VENDORS, AND SHALL NEVERTHELESS PAY LESSOR ALL RENT AND/OR SUMS PAYABLE UNDER THIS LEASE. LESSOR HEREBY ASSIGNS TO LESSEE, SOLELY FOR THE PURPOSE OF PROSECUTING SUCH A CLAIM ALL (IF ANY) OF THE RIGHTS WHICH LESSOR MAY RAVE AGAINST SUPPLIER AND SUPPLIER'S VENDORS FOR BREACH OF WARRANTY OR OTHER REPRESENTATIONS RESPECTING THE EQUIPMENT. REGARDLESS OF CAUSE, LESSEE WILL NOT ASSERT ANY CLAIM 'WHATSOEVER AGAINST LESSOR FOR LOSS OF ANTICIPATORY PROFITS OR ANY OTHER INDIRECT, SPECIAL OR NONSEQUENTIAL DAMAGES, NOR SHALL LESSOR BE RESPONSIBLE FOR ANY DAMAGES OR COSTS WHICH MAY BE

ASSESSED AGAINST LESSEE IN ANY ACTION FOR INFRINGEMENT OF ANY UNITEAD STATES LETTERS PATENT. LESSOR MAKES NO WARRANTY AS TO 1~115 TREATMENT OF THIS LEASE FOR TAX OR ACCOUNTING PURPOSES.

NOTWITHSTANDING ANY FILES WHICH MAY BE PAID BY LESSOR TO SUPPLIER OR ANY AGENT OF SUPPLIER[ER, LESSEE UNDERSTANDS AND AGREES THAT NEITHER SUPPLIER NOR ANY AGENT OF SUPPLIER 1S AN AGENT OF LESSOR OR IS AUTHORIZED TO WAIVE OR ALTER ANY TERM OR CONDITION OF THIS LEASE.

VI. TITLE; PERSONAL PROPERTY.

The  Equipment  is, and shall at all times be owned by Lessor  and Lessee  shall have no interest in the Equipment except that of a lessee. I he Lessee shall have no right to purchase or otherwise acquire title to or ownership of any of the Equipment. If Lessor supplies Lessee with labels that the Equipment is owned by Lessor, Le ssee shall affix such labels to and keep them in a prominent place on the Equipment Lessee hereby authorizes Lessor to insert in any Equipment Schedule the serial numbers and other identification date of Equipment when determined by Lessor. To protect Lessor's rights in the Equipment in the event this Lease is determined to be a security agreement, Lessee hereby grants to Lessor a security interest in the Equipment, and all proceeds. products, rents or profits from the sale, casualty loss or other disposition thereof. Lessee hereby authorizes Lessor, at Lessee's expense, to cause this Lease, or any statement or other instruments respect of this Lease showing the interest of Lessor in the Equipment, including Uniform Commercial Code financing statements, to be filed or recorded and re-filed and re-recorded. and grants Lessor the right to execute Lessee's name thereto. Lessee agrees to execute, deliver and file any statement or instrument requested by Lessor for such purpose, and if certificates of title are issued or outstanding with respect to any of the Equipment, Lessee will cause the interest of Lessor to be properly noted thereon, and agrees to pay or reimburse Lessor for any reasonable searches, filings, recordings, stamp fees or taxes related to the filing or recording of any such instrument or statement, plus Lessor's handling charges. Lessee shall, at its expense, protect and defend Lessor s against all persons claiming against or through Lessee and shall at all times keep the Equipment free from any legal process or encumbrance whatsoever including without limitation liens, attachments, levies and executions, and shall give Lessor immediate written notice thereof and shall indemnify Lessor from any loss caused thereby. Lessee shall, upon Lessor's request, execute or obtain from third parties and deliver to Lessor such estoppel certificates, landlord's waivers and such further instruments and assurances as Lessor deems necessary or advisable for the confirmation of perfection of Lessor's rights hereunder. The Equipment is, and shall at all times be and remain, personal property notwithstanding that the Equipment or any part thereof may now be or hereunder become, m any manner, affixed or attached to real property or any improvements hereon

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VII. MAINTENANCE, USE AND LOCATION.

Lessee shall, at its own cost and expense, maintain the Equipment in good operating condition and repair and protect the Equipment from deterioration other than normal wear and tear, shall use the Equipment in the regular course of its business, within its normal; operating capacity. without abuse, shall comply with all laws, ordinances, regulations, requirements and rules with respect to the use, maintenance and operation of the Equipment; shall not match any modification, alteration or addition to the Equipment without the prior written consent of Lessor. which shall not be unreasonably withheld, except for engineering changes recommended by and made by the manufacturer, shall install on the Equipment all engineering changes offered by the manufacturer without charge which chance the safety of the Equipment, shall not so affix the Equipment to realty as to change its nature to real property or a fixture; and shall keep the Equipment at the location shown herein, and shall not remove the Equipment without prior written consent of Lessor. Lessee will grant access to the Equipment to Lessor and Lessor's designee during normal working hours for inspection, repair, preventative maintenance, installation of engineering changes and for any other reasonable purpose Lessee shall, during the term of this Lease, at its own expense, enter into and maintain in force a contract with the manufacturer or other acceptable maintenance company covering the maintenance of the Equipment and furnish a copy thereof to Lessor upon request. If Lessor incurs any cost or expenses to bring the Equipment up to good working order and appearance, Lessee shall immediately reimburse Lessor for all such costs or expenses

VIII. RETURN OF EQUIPMENT; END OF LEASE OPTION.

After the end of the [initial Term and after each renewal term thereafter, this Lease shall be automatically renewed and shall continue until such time as the Lessee shall give the Lessor written notice of termination, not less than one hundred twenty (120) days and not more than one hundred eighty (180) days prior to the end of the then current term. Unless Lessee purchases the Equipment or the term of an Equipment Schedule is renewed, within ten (10) days of the expiration or earlier termination of the then current teen, the Lessee shall, at its expense, install, inspect, test and pack the Equipment and return the Equipment (including all cable, wiring, connectors, accessories and attachments thereto), freight and insurance prepaid, to such location as designated by Lessor in writing, in good repair, condition and working order, ordinary wear and tear resulting from proper use thereof only excepted. Further, the Equipment shall conform to any additional specifications set forth in the applicable Equipment Schedule. Lessee shall have the Equipment certified by the manufacturer as acceptable for the manufacture's standard maintenance contract and such certification shall be presented to Lessor at least fourteen (14) days prior to redelivery to Lessor. If Lessee fails to return the Equipment as provided herein, Lessee shall pay Lessor a sum equal to six (6) months act as liquidated damages to compensate Lessor for the economic loss suffered by Lessor as a result of its inability to realize the residual value of the Equipment when anticipated. In addition, for the use of the Equipment, Lessee agrees to pay Lessor periodic Rent equal to 110% of the average annual Rental Payment (adjusted, if necessary, to the period indicated on the applicable Equipment Schedule) provided herein Nothing contained herein is intended to relieve Lessee of its obligations to return the Equipment to Lessor as provided herein or restrict Lessor's right to recover the Equipment in the event of the failure of Lessee to so return the Equipment at the expiration or termination of the applicable Equipment Schedule.

IX. RISK OF LOSS.

Lessee shall bear all risks of loss or damage to the Equipment ("Loss.) from any cause whatsoever, from the date of the shipment of the Equipment to Lessee until its return to Less". Lessee shall promptly notify Lessor of any Lass and no Loss shall relieve Lessee of the obligation to pay Rent or of any other obligation under this Leas and any Equipment Schedule. In the event of a Loss, Lessee, at the option of Lessor, shall either (a) repair the Equipment so as to place it in as good condition as prior to the Loss, (b) replace the Equipment with substantially identical Equipment in good condition and working order with documentation creating clear title thereto in Lessor, or (c) pay to Lessor upon demand the sum of the following amounts: (i) the aggregate Rent and other sums then due and owing under the Equipment Schedule to which the Equipment is subject plus (ii) the applicable stipulated loss value attached to the Equipment Schedule and made part thereof (the "Stipulated Loss Values") opposite the Rent payment number preceding the date of the Loss, or, if no Stipulated Loss Values are attached to the Equipment Schedule, then the present value of all unpaid Rent and other' sums due during the unexpired term of the Equipment Schedule discounted at four (4%) percent per annum simple interest or the lowest rate premitted by law plus Lessor anticipated value of the Equipment at the end of the Initial Term or applicable renewal term. Upon Lessor's receipt of replacement Equipment or payment as provided in (b) or (c) hereof, Lessee and/or Lessor's insurer shall be entitled to Lessor's interest in said item for salvage purposes, in its then condition and location, without warranty, express or implied.

X. INSURANCE

Lessee shall keep the Equipment insured against all risks of loss or damage from every cause whatsoever for not less than the full replacement value thereof or the amount stated in Section IX(c) herein, whichever is greater, and shall carry public liability and property damage insurance covering the Equipment and its use in amounts customary for such Equipment. All such insurance shall be in form and amount and with companies acceptable to Lessor and name Lessor and its assignee as loss payee, as their interests may appear, with respect to property damage coverage and as additional insured, with respect to public liability coverage. Lessee shall pay the premiums therefor and deliver said policies, or duplicates thereof or certificates of coverage therefor to Lessor, with long form Lender's Loss Payable endorsement upon the policy or policies or by independent instrument. that provides Lessor a right to thirty (30) days' written notice before the policy can be altered or canceled are the right without obligation to payment of premium. Should Lessee fail to provide such insurance coverage, Lessor may obtain such coverage for its benefit or for the benefit of Lessee and charge Lessee therefor. Lessee hereby appoints Lessor as Lessee's attorney-in-fact to make claim for, receive payment of, and execute and endorse all documents, checks, or drafts for loss or damage under any said insurance policies and to apply the proceeds in furtherance of the exercise of Lessors options as provided herein.

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XI. TAXES AND CHARGES.

     This Lease is intended to be and lease, and all payments hereunder are intended to be and to Lessor to the extent permitted by applicable law. see
     s)full pay directly (or, at Lessor's option, reimburse Lessor for) all license fees, assessments and other government charges, and all sales, use, exercise, franchise, personal property and any other similar tax or taxes (herein collectively called "Charges") now or hereafter imposed, levied or assessed by any state, federal or local government or agency upon any of the Equipment or upon the leasing, purchase, ownership, use, possession, financing or operation thereof or upon the receipt of rental payments therefor, even if Lessee's status provides for its exemption from the Charges (excluding income taxes on Rental Payments, except any such tax on Rental Payments which is a substitution for, or relieves Lessee from the payment of taxes which Lessee would otherwise be obligated to pay or reimburse Lessor as herein provided) before the same shall become in default or subject to the payment of any penalty or interest. Lessee shall supply Lessor with receipts or other evidence of payment of all Charges as may reasonably be requested by Lessor. Lessee shall further comply with all state and local laws requiring the filing of ad valorem or other tax returns relating to any Charges. Lessee shall notify the Lessor of the imposition of, or, to Lessee's knowledge, the proposed imposition of, any Charges by supplying to Lessor (within five (5) days after receipt thereof by Lessee) a copy of the invoice or other documents respective such Charges. Unless otherwise directed by Lessor in writing, Lessor shall pay all personal property taxes with respect to the Equipment and fee shall reimburse Lessor therefor upon demand

XII.  LEASE Irrevocability AND OTHER COVENANT S AND REPRESENTATIONS OF LESSEE.

     Lessee agrees that this Lease and each Equipment Schedule are irrevocable for the full term thereof and thereof and Lessee's obligations under this Lease and each Equipment Schedule are absolute and shall continue through abatement and regardless of any disability of Lessee to use the Equipment or any part thereof because of any reason including, but not limited to war, act of God, governmental regulations, stress, loss, damage, destruction, obsolescence, failure of or delay in delivery, failure of the Equipment to operate properly, termination by operation of law, or any other cause. Lessee represents that: it is duly organized, validly existing and in good standing under the laws of the jurisdiction in which the activities of Lessee require such qualification; this Lease has been and each Equipment Schedule will be duly authorized by all necessary action on its part, is a valid, binding and legally enforceable obligation of Lessee in accordance with its terms and is not in any respect inconsistent with or in violation of Lessee's Certificate or Articles of Incorporation or by-laws or any law, regulation, order or agreement binding upon Lessee; the Equipment shall be used by Lessee solely for business purposes; and that all financials and other information submitted to Lessor was and will be true and correct.

XIII FINANCIAL STATEMENTS.

Lessee agrees to deliver to Lessor annual financial statements and such quarterly financial statements, as Lessor requests.

XIV. DEFAULT AND REMEDIES

(A) The occurrence of any one or more of the following shall be deemed to be an "Event of Default.: (a) Lessee fails to pay any Rent or any other amount hereunder when due, or (b) Lessee is in default under any other agreement between Lessee and Lessor or upon an event of default under any other agreement catered into by guarantors, the vendor of the Equipment. principals of Lessee or others, which agreement(s) was or were executed to induce Lessor to enter into this Lease or the applicable Equipment Schedule; or (c) Lessee fails to perform or observe any of the terms, covenants or conditions contained in this Lease, any Equipment Schedule or other lease or other agreement between Lessor and Lessee, other than as provided above, and Lessee fails to cure any such breach within ten ( 10) days after notice thereof or (d) any representation of Lessee contained in this L~ or any other agreement between Lessor and Lessee, or in any credit or other information submitted to Lessor in connection with this transaction is untrue or incorrect; or (c) Lessee fails substantially all of its assets out of the ordinary course of business, merges or consolidates with any other person or sustains a change in the ownership of more than 20% of its equity, or (f) Lessee becomes insolvent or makes an assignment for the benefit of creditors; or (g) a receiver, trustee, conservator or liquidator of Lessee or of all or a substantial part of its assets is appointed with or without the application or consent of Lessee; or (h) a petition is filed by or against Lessee under the Bankruptcy Code or any amendment thereto, or under any other insolvency law or laws, providing for the relief to debtors

(B) Upon an Event of Default, the Lessor may, to the extent permitted by applicable law, exercise any one or more of the following remedies:

(i) Terminate this Lease with respect to all or any part of the Equipment;

(ii) Recover from Lessee all Rent and other amounts then due and as they shall thereafter become due hereunder and under the Equipment Schedules;

(iii) Take possession of any or all items of Equipment, wherever the same may be located, without demand or notice, without any court order or other process of law and without liability to Lessee for any damages occasioned by such taking of possession, and any such taking of possession shall not constitute a termination of this Lease;

(iv) Declare the entire unpaid balance of Rent and other amounts for the unexpired term of each Equipment Schedule immediately due and payable and recover from Lessee, with respect to any and all items of Equipment (with or without cause same), the Stipulated Loss Value attached to each Equipment Schedule opposite the Rent Payment number preceding the data of such Event of Default or, if no Stipulates Values are attached to the applicable Equipment Schedule, then the present value of all unpaid Rent and other sums due during the unexpired term of that Equipment Schedule discounted at four (4%) percent per annum simple interest (or the lowest discount

                                     4

rate permitted by law), plus Lease anticipated value of the Equipment at the end of the Term or any applicable renewal term of the Equipment Schedule;

(v) Upon repossession or surrender of any Equipment, Lessor shall sell, lease or otherwise dispose of such Equipment in a commercially reasonable manner. with or v without notice and on public or private bid, and apply the net proceeds thereof (after deducting all expenses, including attorney's fees incurred in connection therewith), to the sum of (iv) above;

(vi) Declare any other Equipment Schedules and Leases between Lessor and Lessee in default and exercise any of the remedies provided for herein; and

(vii) Pursue any other remedy  available at law or in equity,  including but not
limited  to  seeking  damages  or  specific   performance  and/or  obtaining  an
injunction.

(C) Lessee shall be liable and shall pay to Lessor all expenses incurred by Lessor in connection with the enforcement of any of Lessor's remedies including all expenses of repossessing, storing, shipping, reparing, and selling the Equipment, and Lessor's reasonable attorneys fees Lessor and Lessee acknowledge the difficulty in establishing a value for the unexpired Lease term and owing to such difficulty agree that the provisions of this Section IV represent an agreed measure of damages and are not to be deemed a forfeiture or penalty.

 (D) All remedies of Lessor hereunder are cumulative, are in addition to any other remedies provided for by law, and may, to the extent permitted by :

law, be exercised concurrently or separately. The exercise of any one remedy shall not be deemed to be an election of such remedy or to preclude the exercise of any other remedy. No failure on the part of Lessor to exercise and no delay in exercising any right or remedy shall operate as a waiver thereof or modify the terms of this Lease or any Equipment Schedule. A waiver of default Shall not be a waiver of any other Or subsequent default. If this Lease is determined to be subject to any laws limiting the amount chargeable or collectible by Lessor then Lessor's recovery shall in no event exceed the maximum amounts permitted by law.

XV. INDEMNITY.

Lessee shall indemnify and hold Lessor, its agents, employees, successors and assigns, harmless from and against any and BU claims, actions, suits, proceedings, costs, expenses. damages and liabilities, including attorneys fees, arising out of, connected with, or resulting from the Equipment, any Equipment Schedule or this Lease, including without limitation the manufacture, selection, delivery, possession, use, lease, operation, removal or return of the Equipment.

XVI. REPRODUCTION OF DOCUMENTS

This Lease, any Equipment Schedule and all related documents, including (a) amendments, addendums, consents, waivers and modifications which may be executed contemporaneously or subsequently herewith, (b) documents received by the Lessor from the Lessee, and (c) financial statements, certificates and other information previously or subsequently furnished to the Lessor, may be reproduced by the Lessor by any photographic, photostatic, microfilm, micro card, miniature photographic, compact disk reproduction or other similar process and the Lessor may destroy any original document so reproduced. The Lessee agrees and stipulates that any such reproduction shall, to the extent premitted by applicable law, be admissible in evidence as the original itself in any judicial or administative proceeding (whether or not the original is in existence and whether or not the reproduction was made by the Lessor in the regular course of business) and that any enlargement, facsimile or further reproduction of the reproduction shall likewise be admissable in evidence.

XVII. ASSIGNMENT; WAIVER OF DEFENSE; QUIET ENJOYMENT:

LESSEE SHALL NOT ASSIGN, TRANSFER, PLEDGE, HYPOTHECATE. OR OTHERWISE DISPOSE OF, ENCUMBER OR PERMIT A LIEN UPON OR AGAINST ANY INTERESTS IN THIS LEASE, ANY EQUIPMENT SCHEDULE OR THE EQUIPMENT OR PERMIT THE EQUIPMENT TO BE USED-BY-ANYONE OTHER THAN LESSEE OR LESSEE'S EMPLOYEES WITHOUT LESSOR'S PRIOR WRITTEN CONSENT. .Lessor may, ~ or notice to Lessee, assign or transfer this Lease or any Equipment Schedule or grant a security interest in any Equipment, any Rental Permit, or any other payable or to become due hereunder, and in such event Lessor's assignee, transferee or guarantee shall have all the rights, power, privileges, and remedies of Lessor hereunder. Lessee aggress that, following its receipt of notice of any assignment by Lessor of this Lease, any Rent Schedule or thc Rental Payments payable hereunder, it will pay thc Rent Payments due hereunder directly to the assignee (or to whomever the assignee shall designate). Lessee agrees that no assignee of Lessor 011 be bound to perform any duty, covenant, condition or warranty attributable to Lessor, and Lessee further agrees not to raix any claim or defense arising out of this Lease or otherwise which it may have against Lessor as a defense, counterclaim, or offset to any action by an assignee or secured party hereunder. Upon Lessor's request, Lessee will execute a certificate and acknowledgement of Lessor's assignment to its assignee. Nothing contained herein is intended to relieve Lessor of any of its obligations. Provided Lessee is not in default hereunder, Lessee shall quietly use and enjoy the Equipment, subject to the terms hereof

XVIII. PERFORMANCE BY LESSOR OF LESSEE'S OBLIGATIONS.

 In the event Lessee fails to comply with any provisions of this Lease, Lessor shall have the right, but shall not be obligated, to effect such compliance on behalf of Lessee upon ten ( 10) days prior written notice to Lessee in such event, all monies expended by, and all expenses of Lessor in effecting such compliance shall be deemed to be additional rent, and shall be paid by Lessee to Lessor at the time of the next rent payment, together with interests at the rate of one and one quarter (1 1/4%) percent per month but in no event more than the maximum permitted by law.

XIX. GOVERNING LAW; JURISDICTION AND VENUE; WAIVER OF TRIAL BY JURY AND RIGHTS AND REMEDIES UNDER THE UNIFORM! COMMERCIAL CODE.

This Lease shall be governed by the laws of the State of New Jersey, provided, however, in the event this Lease or arty provision hereof is not enforceable under the laws of the State of New Jersey, then the laws of the state where the Equipment is located shall govern LESSEE CONSENTS TO THE PERSONAL JURISDICTION OF THE FEDERAL AND STATE COURTS OF THE STATE OF NEW JERSEY WITH RESPECT TO ANY ACTION ARISING OUT OF THIS LEASE, JLNY EQUIPMENT SCHEDULE OR THE EQUIPMENT, PROVIDED, HOWEVER, LESSOR MAY, 1N ITS SOLE DISCRETION, ENFORCE THIS LEASE AND ~Y EQUIPMENT SCHEDULE IN ANY COURT HAVING LAWFUL JURISDICTION THEREOF. THIS MEANS ANY LEGAL ACTION ARISING OUT OF THIS LEASE MAY BE FILED 1N NEW JERSEY, AND LESSEE MAY BE REQUIRED TO DEFEND AND LITIGATE ANY SUCH ACTION [N NEW JERSEY. LESSEE AGREES THAT SERVICE' OF PROCESS IN ANY SUIT MAY BE MADE BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, ADDRESSES TO LESSEE AT THE ADDRESS SET FORTH [HEREIN. TO THE EXTENT PERMITTED BY LAW, LESSEE WAIVES TRIAL BY JURY IN ANY ACTION BY OR AGAINST LESSOR HEREUNDER AND WAIVES ANY AND ALL RIGHTS AND REMEDIES GRANTED TO LESSEE BY ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE AND ANY RIGHTS NOW OR HEREAFTER GRANTED BY STATUTE OR OTHERWISE THAT MAY LIMIT OR MODIFY LESSOR'S RIGHTS AS DESCRIBED IN THIS LEASE OR THE EQUIPMENT SCHEDULES

XX. GENERAL

This Lease shall inure to benefit of and is binding upon the heirs, legatees, personal representatives, successors and permitted assigns of the parties hereto. Time is of the essence of this Lease. This Lease and any Equipment Schedule shall be effective when accepted by Lessor. This Lease and the Equipment Schedules contain the entire agreement between Lessor and Lessee with respect to the subject matter hereof, and all negotiations and understandings have been merged herein. No modification of this Lease shall be effective unless in writing and executed by both ' lessor and Lessee All covenants and obligations of Lessee to be performed pursuant to this Lease, including all payments to be made by Lessee hereunder, shall survive the expiration or earlier termination of this Lease. If more than one Lessee is named in this Lease, the liability of each shall be joint and several. In the event any provision of this Lease shall be unenforceable, than such provision shall be cleaned deleted, however, all other provisions hereof shall remain in full force and effect. Service of all notices under this Lease shall be sufficient if given personally, mailed to the party intended at its address set forth herein, or at such other addresses said party may provide in writing from time to time by certified mail, or overnight mail service, or sent via facsimile transmission Any such notice mailed to said address shall be deemed effective three (3) days after it is deposited in the United States mail, duly addressed and with postage prepaid; all notices sent by other means shall be deemed effective when received.

 IN WITNESS WHEREOF, the parties have executed this Lease as of          , 19

LESSEE POWER SENSORS CORPORATION

  By:  /s/ Bharat S. Shah
         Bharat S. Shah
  (PRINT OR TYPE NAME & TITLE OF ABOVE SIGNATURE)

  ATTEST: /s/ Ronald C. Valku

  LESSOR:  COPELCO CAPITAL, INC.
  By:  /s/ H. Krolifeifer, Jr.
  H. Krolifeifer, Jr., Sr. V.P.
  (PRINT OR TYPE NAME & TITLE  OF ABOVE SIGNATURE)



LEASE AMENDMENT

         THIS AMENDMENT dated this day of , 1995 to Master Lease Agreement No. 0670800 , Equipment Schedule No. 0670801 thereto (the "Lease") by and between COPELCO CAPITAL. INC. as lessor ("Lessor') and POWER SENSORS CORPORATION, a corporation as lessee ("Lessee").
WHEREAS, the Lessee wishes to enter into the Lease with the Lessor,

         WHEREAS, as a condition to enter into the Lease, the Lessor requires that the Lessee provides a security deposit and grant a security interest therein to secure the Lessee's obligations under the Lease;

     NOW, THEREFORE, as an inducement to the Lessor to enter into the Lease, and intending to be legally bound, the parties hereto agree as follows:

l. The Lease shall be amended to add the following new Section to the Lease:

XXI. Release of the Security Deposit.


         2. Except as herein modified, all other terms and conditions of the Lease shall remain unchanged and are hereby ratified by the parties.

         1N WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.




 POWER SENSORS CORPORATION                   COPELCO CAPITAL, INC.

 BY: /s/ Bharat S. Shah                      BY: /s/ H. Krollfeifer, Jr.
        Bharat S. Shah                           H. Krollfeifer, Jr., Sr. V.P.
 (PRINT OR TYPE NAME & TITLE              (PRINT OR TYPE NAME OR TITLE
   OF ABOVE SIGNATURE)                           OF ABOVE SIGNATURE)



                                                          Date: 12/7/95

POWER SENSORS CORPORATION
113 Tower Road
Schaumburg, IL 60173

Re: Lease No. 0670801 between Power Sensors Corporation as lessee ("Lessee") and Copelco Capital, Inc., as lessor ("Lessor")

Dear Sir/Madam:

          For good and valuable consideration, the receipt of which is hereby acknowledged and intending to be legally bound, the parties hereto agree as follows:

          I. Provided no Event of Default exists uncured and notwithstanding anything contained in the lease to the contrary, Lessor hereby grants to Lessee the option to purchase the equipment subject to the Lease (the "Equipment") at the end of the initial term of the Lease for $1.00 (the "Purchase Option"). Lessee shall exercise the Purchase Option by giving Lessor not less than 30 days written notice prior to the last day of the initial term of the Lease. IF THE PURCHASE OPTION IS EXERCISED, THE EQUIPMENT WILL BE SOLD BY LESSOR TO LESSEE "AS IS, WHERE IS", WITHOUT ANY WARRANTY, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY WARRANTY OF MERCHANTABLITY OR FITNESS FOR A PARTICULAR PURPOSE OR TITLE;



     2. In the event that Lessee does not elect to purchase the Equipment under the Purchase Option or the Purchase Option is deemed null and void under the circumstances described in Paragraph I herein, Lessee shall return the Equipment in accordance with the terms and conditions of the Lease.

     3. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Lease.

     4. Except to the extent expressly modified by this letter agreement, the terms and conditions of the Lease shall remain unchanged and in full force and effect

          Each of the parties hereto has caused this letter agreement to be executed by its duly authorized officers, all as of the date first above written.

 POWER SENSORS CORPORATION                             COPELCO CAPITAL, INC.
 BY: /s/ Bharat S. Shah                                BY:

 TITLE:  President                                     TITLE:

Power Sensors
CORPORATION
               1113 Tower Rd..Schaumburg, IL 60173 USA
               Tel (708) 884-5898 ~ Fax (708) 884-5899


December 21, 1995


Copelco Capital, Inc.
 700 East Gate Drive
-
 Mt. Laurel NJ, 08054

Re: Master Lease #0670800, Equipment Schedule 0670801

To Whom It May Concern:

We have remitted deposits in the amount of $53,463.00 to the Suppliers of equipment on the referenced equipment schedule. After you issue your purchase order, the Suppliers will direct you to net the deposit from their invoice to you, and refund it directly to us.

This letter will authorize you to apply $38,776.40 to the Security Deposit on the lease, and $11,021.84 to the Advance Rental Payment on the lease and refund $3,664.76 to us.

Sincerely,


/s/ Paul J. Dickerson

Paul Dickerson